Exhibit 32



            CERTIFICATION OF BLAIR R. COUEY, CHIEF EXECUTIVE OFFICER
                       AND ACTING CHIEF FINANCIAL OFFICER,
                       PURSUANT TO 18 U.S.C. SECTION 1350



     The undersigned officer of Evans Systems,  Inc. ("ESI") hereby certify that
(a) ESI's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ESI.


/s/ Blair R. Couey
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Blair R. Couey
President and Chief Executive Officer
May 22, 2006



/s/ Blair R. Couey
-----------------------------------
Blair R. Couey
As Acting Chief Financial Officer
May 22, 2006